UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 11, 2015

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road
Southfield, Michigan		48034-8339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   248-353-2700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 11, 2015, Credit Acceptance Corporation (referred to as the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) executed the First Amendment to Sixth Amended and Restated Credit Agreement (“Credit Amendment”) dated as of June 11, 2015, among the Company, the other banks which are parties thereto from time to time (collectively, the “Banks”), and Comerica Bank as Administrative Agent and Collateral Agent for the Banks. The Credit Amendment increased the amount of our revolving secured line of credit facility from $235.0 million to $310.0 million. The Credit Amendment also extended the maturity of the facility from June 23, 2017 to June 22, 2018. There were no other material changes to the terms of the facility.

On June 11, 2015, the Company executed the First Amendment to Loan and Security Agreement (“Revolving Warehouse Amendment”) dated as of June 11, 2015, among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank, and Systems & Services Technologies, Inc. The Revolving Warehouse Amendment increased the amount of one of our revolving secured warehouse facilities from $75.0 million to $100.0 million. There were no other material changes to the terms of the facility.

As of June 11, 2015, we had $42.0 million outstanding under our revolving secured line of credit facility and $20.2 million on our revolving secured warehouse facility.

Item 8.01 Other Events.

On June 11, 2015, we issued a press release announcing the execution of the Credit Amendment and the Revolving Warehouse Amendment. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.74
First Amendment to Sixth Amended and Restated Credit Agreement, dated as of June 11, 2015 among the Company, the Banks which are parties thereto from time to time, and Comerica Bank as Administrative Agent and Collateral Agent for the Banks.

4.75	First Amendment to Loan and Security Agreement, dated as of June 11, 2015 among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank, and Systems & Services Technologies, Inc.
99.1	Press Release dated June 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: June 16, 2015	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.74
First Amendment to Sixth Amended and Restated Credit Agreement, dated as of June 11, 2015 among the Company, the Banks which are parties thereto from time to time, and Comerica Bank as Administrative Agent and Collateral Agent for the Banks.

4.75	First Amendment to Loan and Security Agreement, dated as of June 11, 2015 among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank, and Systems & Services Technologies, Inc.
99.1	Press Release dated June 11, 2015.